                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 3, 2003

                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          0-25033                                  63-1201350
  (Commission File Number)              (IRS Employer Identification No.)

    17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                          35203
    (Address of Principal Executive Offices)                         (Zip Code)

                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is furnished pursuant to Item 601 of Regulation S-K:

         EXHIBITS:

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.1                       Press Release of The Banc Corporation dated
                                    November 3, 2003

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 3, 2003, The Banc Corporation issued a press release announcing its operating results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99-1. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE BANC CORPORATION




Date: November 3, 2003               By:  /s/ F. Hampton McFadden, Jr.
                                         ------------------------------
                                            F. Hampton McFadden, Jr.
                                            Executive Vice President,
                                          General Counsel and Secretary